ULTRASONIC SPRAY TECHNOLOGY | FY 2024

Precision coating systems for applying uniform thin film coatings

WideTrack Large Area High Volume Solar Manufacturing Coating System

COMPANY

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements within the meaning of safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including delivery of profitable, dynamic growth, growth opportunities for ultrasonic spray technology, retaining and expanding industry leadership and customer base, continuing product diversity, maintaining technological advantage of the Company’s nozzles over those of competitors, including faster return on investment compared to conventional spray systems, enhancing global distribution network, establishing market niches for recently developed products and services, including fuel cell roll-to-roll development and controlled coating, market reception of new spray innovations, ability to increase sales of larger machines with longer delivery times, maintaining strong net cash position, achieving revenue projections, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward- looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

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COMPANY

OVERVIEW

Photos from left to right: Cardiac Stent Coating, Glass Lens Coating, Semiconductor Coating, Fuel Cell Catalyst Coated PEM

Sono-Tek Corporation is a global leader in the design and manufacture of ultrasonic coating systems that are shaping industries and driving innovation worldwide. Our ultrasonic coating systems are used to apply thin films onto parts used in diverse industries including microelectronics, alternative energy, medical devices, advanced industrial manufacturing, and research and development sectors worldwide. Sono-Tek’s bold venture into the clean energy sector is showing transformative results in next-gen solar cells, fuel cells, green hydrogen generation, and carbon capture applications as we shape a sustainable future.

Our product line is rapidly evolving, transitioning from R&D to high-volume production machines with significantly higher average selling prices, showcasing our market leadership and adaptability. Our comprehensive suite of thin film coating solutions and application consulting services ensures unparalleled results for our clients and helps some of the world’s most promising companies achieve technological breakthroughs and bring them to the market.

Sono-Tek’s ~15,000 square foot manufacturing campus is located on Route 9 in Milton, NY, and houses our production factory as well as: engineering, sales and administrative offices, onsite testing laboratory and contract coating services, and shipping and warehousing areas.

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COMPANY

INVENTORS OF ENVIRONMENTALLY FRIENDLY ULTRASONIC SPRAY NOZZLE TECHNOLOGY

An extensive portfolio of R&D through high volume coating systems

Sono-Tek Corporation (Nasdaq: SOTK) is the leading worldwide developer and manufacturer of ultrasonic spray coating systems for applying functional thin film coatings in 5 key market sectors:

•  MICROELECTRONICS/ELECTRONICS

•  ALTERNATIVE ENERGY

•  MEDICAL INDUSTRIAL

•  EMERGING R&D MARKETS

Ultrasonic atomizing nozzle, the “heart” of all Sono-Tek ultrasonic coating systems

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COMPANY

EXECUTIVE & SENIOR MANAGEMENT

Experienced, dynamic committed leadership team

[Photos from left to right]
Dr. Chris Coccio - EXECUTIVE CHAIRMAN - 23 YEARS
Steve Harshbarger - CEO & PRESIDENT - 31 YEARS
Stephen Bagley, CPA - CFO -19 YEARS
Maria Kuha - VP, MANUFACTURING OPERATIONS - 17 YEARS
Chris Cichetti - VP, SALES & APPLICATION ENGINEERING - 16 YEARS
Randy Copeman CHIEF TECHNOLOGIST - 27 YEARS

OVER 100 YEARS OF COMBINED EXPERTISE IN ULTRASONIC COATING TECHNOLOGY AT SOTK

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COMPANY

Extensive worldwide distribution network of factory-trained professionals and development laboratories for testing and process development leads to strong customer partnerships.

FY2024 SALES BY GEOGRAPHY

US/CANADA - 55%

EMEA - 22%

ASIA - 17%

LATIN AMERICA - 6%

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COMPANY

TIMELINE OF SIGNIFICANT MILESTONES

2024	FACTORY EXPANSION ON CAMPUS

2023	PROTECT ALTAIR- PLC PLATFORMS ADDED TO EXPAND ADDRESSABLE MARKET

2022	UPLISTED TO NASDAQ

2020	EXPANSION OF MANUFACTURING SPACE FOR LARGE PLATFORM SYSTEMS

2013	APPLICATION LABS OPEN IN GERMANY, JAPAN, CHINA, TAIWAN, KOREA, TURKEY

2010	MID-SIZE PLATFORMS FOR MICROELECTRONICS & MEDICAL SECTOR

2007	SONO-TEK PURCHASES MILTON INDUSTRIAL PARK

2005	SMALL MULTI AXIS COATING PLATFORMS INTRODUCED “EXACTACOAT” FOR R&D

2000	SMALL PLATFORM MEDICAL SYSTEMS INTRODUCED “MEDICOAT DES” STENT COATER

1997	ISO 9001:2000 CERTIFIED

1988	1ST SMALL FULL SYSTEM INTRODUCED “SONOFLUX” SPRAY FLUXING PLATFORM

1987	SONO-TEK INITIAL PUBLIC OFFERING

1975	1ST ULTRASONIC NOZZLE IS INVENTED & PATENTED BY SONO-TEK’S FOUNDER, DR. HARVEY BERGER

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TECHNOLOGY

CORE ULTRASONIC NOZZLE
TECHNOLOGY IS AT THE
HEART OF EVERY MACHINE

Ultrasonic nozzle systems use high frequency ultrasonic vibrations to atomize liquids into uniform micron-sized drops for coating a wide variety of surfaces.

+ Firmware/software

+ Electronics

+ Precision hardware

UNIQUE PROPRIETARY TECHNOLOGY A software driven, electro-mechanical droplet generator, perfect for high-tech precision coating applications.

Every Sono-Tek coating system uses our proprietary ultrasonic spray nozzle technology at its core. Liquid delivery, spray shaping and generator controls are fully integrated into automated full coating solutions with software control, product handling and customized options.

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TECHNOLOGY

ULTRASONIC SPRAY ADVANTAGES This example of a Perovskite solar cell coating application shows precise coating with controllable surface morphology characteristics achieved with Sono-Tek technology.

More cost-effective and simpler than alternative coating methods:

•  Dramatic reductions in overspray with reduced emissions

•  Large cost savings Improved process repeatability

•  High precision thin films

•  Increased uniformity of coatings

PEROVSKITE SOLAR COATING APPLICATION Photo: www.solar-rrl.com, Spray-Coated Lead-Free Cs2AgBiBr6 Double Perovskite Solar Cells with High Open-Circuit Voltage

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TECHNOLOGY

ULTRASONIC THIN FILM COATING VS OTHER COATING TECHNOLOGIES

DEPOSITION METHOD	PRESSURE SPRAY/ AIR ATOMIZATION	DIP COATING	JETTING	SCREEN PRINTING/BLADE	SPUTTERING	CHEMICAL VAPOR DEPOSITION (CVD)	ULTRASONIC SPRAY
HOW IT WORKS	Liquid is forced through a very small orifice under high pressure	Substrate is dipped into material	Similar to a home office inkjet printer, ejecting tiny drops	Spreading a paste with a blade over a substrate	Ejecting particles from a target by bombardment with high energy particles	Creates a reaction between gases over a substrate, which condense on its surface	High frequency sound waves create mechanical vibrations, forming droplets with very little kinetic energy
DISADVANTAGES COMPARED TO ULTRASONIC SPRAY	● High velocity spray bounces off substrate, wasting material ● Prone to clogging, high maintenance ● Poor repeatability over time	● Long drying times ● Cannot create thin films ● Requires large amount of material, large amount of waste	● Uneven dispensing ● Poor tolerance to abrasive chemicals ● Prone to clogging, high maintenance	● Requires minimum viscosity ● Poor uniformity on very thin coatings ● Requires large amount of material	● Very expensive ● Poor transfer efficiency ● Slow batch process	● Expensive to scale up ● Very high operating expenses ● Poor material usage	ADVANTAGES ● Uniform drop sizes ● Operates with small amount of material ● Does not clog ● Easily scalable ● Environmentally friendly
COST	$	$	$$$	$$$$	$$$$$	$$$$$	$$

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COMPETITION
SOTK is focused on expanding the ultrasonic share of the general coating equipment market

ULTRASONIC SPRAY MARKET SHARE	GENERAL COATING EQUIPMENT MARKET ~$8B/yr Hundreds of Competitors

The general coating equipment market has enormous growth potential at $8B per year. Sono-Tek continues to capture a growing segment of the coating equipment market with the accelerating recognition of ultrasonic coating technology as a reliable proven alternative to many conventional coating technologies and equipment providers. We intend to introduce ultrasonic spray coating as a viable disruptive technology in high growth potential markets globally.	■ = Ultrasonic Coating Other Coating Technologies include: • CVD • Jetting • Roller • Slot Die • Screen Print • Dip Coating • Sputtering • Pressure Spray/Air Atomizer

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COMPETITION
SOTK is focused on expanding the ultrasonic share of the general coating equipment market

ULTRASONIC SPRAY
GLOBAL COMPETITION

We have the leading market position in our industry

▪  Over the past 5 years, US and Europe-based competitors are weakening and shrinking while China-based competition continues to grow.

▪  Smaller US and European companies have not adapted to provide highly complex machine solutions with application support, while Sono-Tek invested heavily in R&D to acquire these capabilities.

▪  Global manufacturers are risking exposure of proprietary intellectual property when choosing to do business with China-based competition versus Sono-Tek.

ULTRASONIC COATING EQUIPMENT ~$41M/yr ~25 Competitors SOTK: ~51% CHINA: ~31% SOUTH KOREA: ~8% OTHER US-BASED: ~7% RESTO OF WORLD: ~5% Note: Estimated data compiled from internal Sono-Tek sources

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COMPETITION
SOTK is focused on expanding the ultrasonic share of the general coating equipment market

PRODUCT PLATFORMS

Our coating systems include 4 platform types, each with a line of unique machine offerings. Machines incorporate industry specific hardware options as well as unique product handling and customized options that are used in many diverse applications.

PRODUCT TYPES

One example of each product type shown

1. OEM SPRAY DRYING KIT
2. FLUXING SYSTEM
3. INTEGRATED NOZZLE ARRAY
4. MULTI AXIS SYSTEM

FY2024 SALES BY PRODUCT TYPE
OEM SYSTEM: 8%
FLUXING SYSTEMS: 4%
INTEGRATED COATING: 14%
MULTI AXIS COATING: 51%
OTHER: 23%

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R&D THROUGH HIGH VOLUME PRODUCTION LINES

A small sampling of Sono-Tek’s
specialized coating systems

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NEW PRODUCT
DEVELOPMENT

We are continuously expanding our product lines to help us reach broader markets. Product development is led by:

▪  In-house engineering capabilities, including mechanical, electrical, control software and application engineering teams.

▪  Established equipment partners for large integration projects.

▪  Application engineering team works with customers to develop coating process and sales team to qualify success of applications that align with market demand.

▪  Customer demand, often for coating solutions that don’t exist elsewhere and don’t have an industry standard.

▪  Robust quality systems that drive advancements and updates to existing products and next generation models.

INITIAL PHASES OF NEW PRODUCT DEVELOPMENT

Sales team gauges customer needs and budget	Application engineering team determines application feasibility and guides customer through coating development process	Engineering team develops systems driven by order expectation

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ADDRESSABLE MARKETS

Market Strategy: Sono-Tek grows our business by targeting key disruptive coating applications in growth oriented sectors. The Company’s sales are categorized into 5 main manufacturing sectors.

SUB-CATEGORIES OF
MAJOR MARKETS:

■  FUEL CELLS

■  SOLAR CELLS

■  HYDROGEN ELECTROLYZERS

■  SEMICONDUCTORS

■  NANOMATERIALS

■  PRINTED CIRCUIT BOARDS

■  ADVANCED TEXTILES

■  FOOD & PACKAGING

■  AUTOMOTIVE

■  AEROSPACE

■  FLOAT GLASS

■  DISPLAYS & TOUCH SCREENS

■  DIAGNOSTIC & IMPLANTABLE MEDICAL DEVICES

■  BLOOD COLLECTION TUBES

■  SENSORS

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A BROAD RANGE OF
APPLICATIONS

Sono-Tek’s coating technology excels in spray applications that require very thin (nano to micron thickness), repeatable, uniform liquid film coatings, from very small areas to continuous wide widths. Coatings applied may be protective or functional.

A handful of liquid suspensions and solutions that are commonly sprayed include:

▪  Various nanomaterials

▪  Antimicrobials and drugs

▪  Protective polymers

▪  Precious metal catalysts

▪  Semiconductor photoresist

▪  Electronics soldering flux

Innovating Coating Applications Since 1975

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TARGETING KEY DISRUPTIVE MARKETS Global Trends Driving Demand for Thin Film Coating Solutions

By entering disruptive markets in their infancy Sono-Tek gains a foothold in establishing ultrasonic coating as an industry standard. These emerging technologies are an important part of our growth strategy, with large upside potential.

Microelectronics/Electronics	Medical Devices	Alternative Energy
■ Demand for increasingly smaller footprint handhelds	■ Implantables, microfluidics, diagnostic testing applications	■ Climate change and energy security are key drivers

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TARGET MARKET:
ALTERNATIVE/
CLEAN ENERGY

All of these applications use functional surface coatings that Sono-Tek applies exceptionally well, with greater efficiency, uniformity, scalability, and cost effectiveness than other deposition methods:

▪  Green Hydrogen

▪  Electrolyzers

▪  Thin Film Solar Cells

▪  Fuel Cells

▪  Carbon Capture & Reuse

Abundant research papers detail process advancements using ultrasonic spray.

Sono-Tek equipment is entrenched in academia and R&D institutions.

Fossil fuel and CO2 reduction technologies are accelerating ultrasonic spray acceptance as an industry standard manufacturing process. Sono-Tek is transitioning customers to high-volume manufacturing equipment solutions.

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ADDRESSABLE MARKETS DEFINED BY APPLICATION

ESTABLISHED MARKETS (10+ YEARS)	EMERGING MARKETS	TRANSITIONING MARKETS
▪ Medical Devices Implantable stents, blood collection tubes ▪ Printed Circuit Boards (PCBs) Wave solder fluxing processes ▪ Industrial Float Glass Continuous glass production

▪  Microelectronics

Small footprint devices (EMI shielding, photoresist, nanomaterials)

▪  Medical Devices

Diagnostic devices, balloons, implantables, microfluidics

▪  Protective & Functional Coatings

Automotive plastics, glass, sensors

▪ Fuel Cells/Electrolyzers Catalyst coatings for Proton Exchange Membranes (PEMs), carbon capture, green hydrogen generation ▪ Medical Devices High volume coatings for implantable devices

Continuous improvement and service keep Sono-Tek at the forefront of these markets.	Unique capabilities make Sono-Tek a good fit for new high growth applications.	Large customer base using our systems for R&D, transitioning to production volumes.

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GROWTH STRATEGY

There are 4 main aspects to Sono-Tek’s business strategy for growth. By leveraging these strengths and unique capabilities, Sono-Tek is positioned to continue gaining significant market share in the ultrasonic coating segment as well as the overall global coating equipment market.

Semiconductor Photoresist Coating Machine

FULL SYSTEM SOLUTIONS

SCALABLE MANUFACTURING EQUIPMENT

APPLICATION ENGINEERING EXPERTISE

INTERNATIONAL LEGISLATIVE ACTION & CORPORATE SPENDING

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FULL SYSTEM
SOLUTIONS

Increased Customer Value with Rapidly Expanding Average Selling Prices (ASPs)

Custom engineered solutions with pre-and-post processing stations, auto load function and custom part handling are possible with extensive experience and strong customer relationships.

▪  State-of-the-art custom engineered solutions.

▪  Advanced technical capabilities to solve customer coating challenges.

▪  Established network of industry equipment partners for large system integration projects.

▪  Expansion of product portfolio with application specific machinery.

▪  New applications in high tech markets for large platform systems.

OUR STRATEGY IS WORKING TO ACHIEVE: ▪ Recognition as an innovative technology company with powerful proprietary knowledge Advanced textile wide area coating system

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SCALABLE
MANUFACTURING
EQUIPMENT

Proven Scaling from R&D to Production Volume

Sono-Tek coating equipment is easily scaled to higher volume processes once R&D process development is fine tuned.

Following their R&D phase, customers can transition to a pilot scale system, followed by a high volume production line. The same core nozzle technology drives small scale R&D through continuous high volume production coating machines.

▪  Customers are often using R&D machines and looking to increase production after process development.

▪  Dramatically higher ASPs are achieved on full system solutions with complex product handling and pre/post coating stations.

▪  Latest high volume production systems can exceed $1M+.

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APPLICATION
ENGINEERING
EXPERTISE

Focusing on Customers’ Unique Needs Ensures Success

Enhanced customer support with process development ensures that our equipment performs exceedingly well, and nurtures strong customer relationships. Our team of applications engineers provides a technical bridge between sales and customers, including testing, process development, contract coating, and machine specification.

▪  Complex, customized machine solutions give us a distinct competitive edge.

▪  On-site laboratory testing, customer visits and support ensure customer success, accelerate and expand orders.

▪  Strategic partnerships with chemical companies.

▪  6 worldwide labs support customer process development.

MILTON, NY US DEVELOPMENT LAB

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INTERNATIONAL LEGISLATIVE ACTION & CORPORATE SPENDING	Sono-Tek is well positioned in markets that are being heavily funded through government and legislation initiatives* that are expected to contribute to the Company’s overall growth in 2024 and beyond

Chips Act Over $200B for high tech research and semiconductor manufacturing.	Climate Bill $369B focused on reducing 40% of greenhouse emissions by 2030.	South Korea Green New Deal $135B investment in both green energy and digital technologies.	REPowerEU Over 210B Euros to reduce energy dependence, focused on transitioning to clean energy and a net-zero carbon goal by 2050.

* Hundreds of government initiatives in these areas are currently taking place worldwide.

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FINANCIAL HIGHLIGHTS FY2024

$19.7M SALES

31% GROWTH IN FY2024

We reported record breaking revenue in FY2024 and record breaking backlog for the year ahead

	FISCAL YEAR
$ in Millions	2019	2020	2021	2022	2023	2024
Revenue	$11.60	$15.30	$14.80	$17.10	$15.10	$19.70
Cash, Cash Equivalents & Marketable Securities	$5.50	$7.90	$8.70	$10.70	$11.40	$11.80
Stockholders' Equity	$8.60	$9.80	$11.00	$13.70	$14.60	$16.30
MARKET DATA 6.20.2024
Nasdaq	SOTK
Stock Price	$4.11
52 Week Range	$3.62-$6.12
Market Cap	66.00M
Average Daily Trading (3 Months)	7.26K
Common Shares Outstanding	15.75M
Insider Ownership	7%
Cash, Cash Equivalents & Marketable Securities (FY2024)	$11.84M

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EARLY PHASE NEW REVENUE STREAMS GAINING MOMENTUM

Services Revenue Increasing

▪  Service-related contracts that support our large platform and highest ASP production lines are growing in importance.

▪  Our in-house development lab generates increasing revenue streams while accelerating orders.

SERVICE DEPARTMENT REVENUE
	FY2021	FY2022	FY2023	FY2024
SERVICE PLANS	-	-	$15,000	$95,564
VISITS	$51,450	$77,700	$94,750	$135,942
REPAIRS	$170,461	$211,457	$227,704	$280,698
DEVELOPMENT LAB PAID SERVICES REVENUE
	FY2021	FY2022	FY2023	FY2024
APPS VISITS	$43,000	$22,425	$30,940	$32,165
CONTRACT COATING / PROCESS OPTIMIZATION	-	-	$45,600	$43,700
PAID LAB TESTING	$80,600	$153,680	$196,320	$228,796

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AVERAGE SELLING PRICE (ASP) PROGRESSION	STRATEGIC FOCUS TOWARD HIGHER ASPS IS SHOWING SUCCESS

Increasing % of Sales with High ASPs

From FY2017 to FY2024:

▪  $5M increase in sales over $150k value per machine.

▪  $4.7M increase in sales $75-150k value per machine.

▪  Trend toward higher ASP systems expected to continue in FY2025 and beyond.

Focused on Expanding high ASP Segment

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RECORD SALES IN FY2024

REVENUE (IN MILLIONS)	Consistent Profitable Growth Gross Margins Consistently Above 45% ▪ $11.84M Cash & Cash Equivalents ▪ Zero debt since FY2021 ▪ Consistent positive cash flow

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STRONG FY2025 OUTLOOK

▪  Project additional orders from key target markets.

▪  High activity levels in development labs.

▪  Backlog and revenue can be lumpy due to high ASP system shipments.

▪  Significant portion of customer base have long-term contracts with their customers, supporting Sono-Tek’s future growth.

▪  Well positioned for continued growth in FY2025 and the years beyond.

BACKLOG (IN MILLIONS)

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Advancing Generational Technology Developments	Ramping Up Clean Energy Production	Consistently Profitable with Growing Revenue	Record Sales & Backlog in FY2024

Poised for Success - Our business is taking off along with that of our customers
SUMMARY

▪  We are attached at the hip with our customers’ success as they transition from R&D to production scales systems.

▪  We have the leading market position in our industry.

▪  Significant wins contribute to strong revenue tailwinds and drive growth.

▪  Our growth is accelerated by successfully shifting to larger production systems that drive the need for multiple machines.

▪  Our strategic growth initiatives should position us for higher revenue and increased profits in the coming years.

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Making an impact on our world

info@sono-tek.com

Dr. Christopher Coccio, Executive Chairman CLCoccio@Sono-Tek.com

Steve Harshbarger, CEO & President Harsh@Sono-Tek.com

Investor Relations: PCG Advisory, Kirin Smith ksmith@pcgadvisory.com